                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 26, 1996


                          SI DIAMOND TECHNOLOGY, INC.
              (Exact name of Registrant as specified in charter)

    TEXAS                         1-11602                      76-0273345
  (State of                    (Commission                   (IRS Employer
Incorporation                  File Number)              Identification Number)


     12100 Technology Boulevard
          Austin, Texas                                         78727
(Address of principal executive office)                       (Zip Code)


Registrant's telephone number, including area code: (512) 331-6200


                            2345 North Boulevard
                            Houston, Texas 77098
         (Former name or former address, if changed since last report)

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ITEM 5. Other Events

     SI Diamond Technology, Inc. (the "Company") issued the attached press release on July 26, 1996 dealing with the resignation of Howard K. Schmidt as the Company's chairman and chief executive officer and the appointment of Marc Eller as the Company's new chairman and chief executive officer. Dr. Zvi Yaniv was also elected as president of the Company.

ITEM 7. Financial Statements and Exhibits.

     99.1  Press Release issued July 26, 1996



                                  SIGNATURES

     Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 SI DIAMOND TECHNOLOGY, INC.


Date: August 1, 1996             By: /s/ Trey Fecteau
                                     --------------------------------------
                                     Trey Fecteau
                                     Senior Vice-President